SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

(X)      Preliminary Proxy Statement      ( )      Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2)
( )      Definitive Proxy Statement

( )      Definitive Additional Materials

( ) Soliciting Material Pursuant to (section mark) 240.14a-11(c) or (section mark) 240.14a-12

              First Citizens Bancorporation of South Carolina, Inc.
                (Name of Registrant as Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fees (Check the appropriate box):

(X) No fee required.

( )     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)       Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

( )     Fee paid previously with preliminary materials

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:

        2)       Form, Schedule or Registration Statement No.:

        3)       Filing Party:

        4)       Date Filed:

                          FIRST CITIZENS BANCORPORATION
                             OF SOUTH CAROLINA, INC.

                                1230 Main Street
                               Post Office Box 29
                         Columbia, South Carolina 29202




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



                            To Be Held April 22, 1998


         NOTICE is hereby given that the Annual Meeting of Shareholders of First Citizens Bancorporation of South Carolina, Inc. will be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina, at 1314 Park Street, Columbia, South Carolina, on Wednesday, April 22, 1998, at 2:30 p.m., for the following purposes:

         (1) To consider a proposal to fix the number of directors to be elected at 18;

         (2)      To elect 18 directors for a term of one year; and,

         (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 13, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE THE PRESENCE OF A QUORUM, ALL SHAREHOLDERS, EVEN THOUGH THEY PLAN TO ATTEND, ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT AND VOTE IN PERSON SHOULD YOU ATTEND THE MEETING.

                                       By Order of the Board of Directors



                                       E. W. Wells, Secretary





March 20, 1998

                          FIRST CITIZENS BANCORPORATION
                             OF SOUTH CAROLINA, INC.

                                1230 Main Street
                               Post Office Box 29
                         Columbia, South Carolina 29202
                          Mailing Date: March 20, 1998

                            ------------------------

                                 PROXY STATEMENT
                            ------------------------

                         Annual Meeting of Shareholders
                            To Be Held April 22, 1998

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") for use at the Annual Meeting of Shareholders to be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina (the "Bank"), at 1314 Park Street, Columbia, South Carolina, on Wednesday, April 22, 1998, at 2:30 p.m., or any adjournments thereof.

         Any shareholder who executes the form of proxy accompanying this Proxy Statement has the right to revoke it at any time before it is exercised by delivering, directly or by mail, to E. W. Wells, Secretary of Bancorp, at Post Office Box 29, 1230 Main Street, Columbia, South Carolina 29202, either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and asserting the right to vote in person. Proxies in the accompanying form, properly executed, duly returned to Bancorp management and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given, the proxy will be voted FOR fixing the number of directors to be elected at 18 and FOR the election, as directors, of each of the nominees named herein. On such other business as may properly come before the meeting, the proxyholders will be authorized to vote in accordance with their best judgment. In the event any nominee named herein becomes unavailable for election, the proxies may be voted in favor of such substitute nominee, if any, as the proxyholders may designate.

         In addition to solicitation by mail, proxies may be solicited without additional compensation by regular employees of the Bank, the principal subsidiary of Bancorp, by personal interview, telephone or telegraph.
Bancorp will bear the expenses of such solicitation.

                                VOTING SECURITIES

         As of March __, 1998, Bancorp had issued and outstanding 960,420 shares of voting stock consisting of: (a) 892,813 shares of $5 par value common stock;
(b) 52,336 shares of $50 par value preferred stock, which includes 8,305 shares of Series A, 11,810 shares of Series B, and 32,221 shares of Series F; (c) 6,794 shares of $20 par value preferred stock, Series C; and, (d) 8,477 shares of no par value preferred stock, Series G. Under applicable South Carolina law, shares of Series A, Series B and Series F are considered to constitute a single class of preferred stock ("$50 par preferred stock"); shares of Series C are considered to constitute a separate class of preferred stock ("$20 par preferred stock"); and shares of Series G are considered to constitute a separate class of preferred stock ("no par preferred stock"). Each outstanding share of such common and preferred stock is entitled to one vote, without distinction as to class or series, unless class voting of such shares is required by law. Class voting rights do not apply to either of the proposals to be considered at the Annual Meeting.

                     RECORD DATE; VOTE REQUIRED FOR APPROVAL

         Only shareholders of record on March 13, 1998, will be eligible to receive notice of and to vote at the Annual Meeting.

         In the election of directors, the 18 nominees receiving the highest number of votes shall be elected as directors, and each share will be entitled to one vote for each director to be elected. However, any shareholder will be entitled to cumulate his or her votes by giving one candidate a number of votes equal to the number of directors to be elected and for whose election such shareholder has a right to vote multiplied by the number of such shareholder's shares, or by distributing such votes on the same principle among any number of such candidates. A shareholder who intends to cumulate his votes shall either
(i) give written notice of his intention to the President or other officer of the corporation not less than 48 hours before the time fixed for the meeting, which notice must be announced in the meeting before the voting, or (ii) announce his intention in the meeting before the voting for directors commences; and all shareholders entitled to vote at the meeting shall, without further notice, be entitled to cumulate their votes. If cumulative voting is to be used, persons presiding may (or if requested by any shareholder, shall) recess the meeting for a reasonable time to allow deliberation by shareholders, not to exceed two hours. Included in this solicitation of proxies is the discretionary authority to the named proxyholders to vote cumulatively and, in the event of cumulative voting, proxyholders named by Bancorp or their appointed substitutes may, at their discretion, distribute their votes equally or unequally among the nominees set forth in this Proxy Statement and in a manner which would tend to elect the greatest number of such nominees (or any substitutes therefor) as the number of votes cast by them would permit.

         For Proposal 1 to be approved, the votes cast favoring the Proposal must exceed the votes cast against the Proposal. Abstentions and broker non-votes will have no effect in the voting at the Annual Meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         As of March __, 1998, the following shareholders owned beneficially in excess of 5% of a class of Bancorp's outstanding voting securities:



                                                         Amount and                                          Percentage
                                                         Nature of                                           of
Title          Name and Address                          Beneficial                       Percentage         Eligible
of Class       of Beneficial Owner                       Ownership(2)                     of Class           Vote
------------------------------------------------------------------------------------------------------------------------

Common         George H. Broadrick(1)                      87,705(3)                           9.82%              9.13%
               Charlotte, NC

               Frank B. Holding(1)                        343,141(4)                          38.43%             35.73%
               Smithfield, NC


               Lewis R. Holding                           183,209(5)                          20.52%             19.08%
               Lyford Cay, Bahamas


$50 Par        Pearl S. Arant                                3,479                             6.65%               .36%
Preferred      Pageland, SC


               Gladys W. Griggs                              4,630                             8.85%               .48%
               Pageland, SC


               Frank B. Holding(1)                           3,556(6)                          6.79%               .37%
               Smithfield, NC


$20 Par        Carolina Bonded Storage Co.                     462                             6.80%               .05%
Preferred      Columbia, SC


               Jay C. Case                                     535                             7.87%               .06%
               Columbia, SC


               Frank B. Holding(1)                           2,268(7)                         33.38%               .24%
               Smithfield, NC


                                                         Amount and                                          Percentage
                                                         Nature of                                           of
Title          Name and Address                          Beneficial                       Percentage         Eligible
of Class       of Beneficial Owner                       Ownership(2)                     of Class           Vote
------------------------------------------------------------------------------------------------------------------------
No Par         Peter M. Bristow                              1,257(8)                         14.83%               .13%
Preferred      Columbia, SC


               Frank B. Holding(1)                           6,107(9)                         72.04%               .64%
               Smithfield, NC

-------

 (1)     A director of Bancorp.

 (2) Except as otherwise stated in the footnotes following this table, the shares shown as beneficially owned are, to the best of Bancorp management's knowledge, owned directly by the persons or entities named and such persons or entities exercise sole voting and investment power with respect to those shares.

 (3) George H. Broadrick has sole voting and investment power as to 118 shares held individually, 26,023 shares held by him as trustee of a Holding family trust, and 25,522 shares held by him as trustee for the benefit of Carmen P. Holding, who also is a director of Bancorp; such 25,522 shares also are included in the beneficial ownership shown for Ms. Holding in the section of this proxy statement entitled "OWNERSHIP OF SECURITIES BY MANAGEMENT." Mr. Broadrick exercises shared voting and investment power as to 36,042 shares held by First Citizens BancShares, Inc., Raleigh, N.C., which shares, for beneficial ownership purposes, may be deemed to be controlled by him; such shares also are included in the beneficial ownership shown above for Lewis R. Holding and Frank B. Holding.

 (4) Frank B. Holding has sole voting and investment power as to 148,219 shares held individually. He disclaims beneficial ownership as to 136,721 shares held by his wife, adult children and their spouses, and 2,100 shares held in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank & Trust Company, Raleigh, N.C., for the benefit of his adult children, all of which shares are included above. He exercises shared voting and investment power as to shares held by the following corporations and other entities which, for beneficial ownership purposes, may be deemed to be controlled by him:
         First Citizens BancShares, Inc., Raleigh, N.C. (36,042 shares); Southern BancShares (N.C.), Inc. (10,938 shares); Twin States Farming, Inc. (1,045 shares); and in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina (8,076 shares held in a fiduciary capacity for the Bank's pension plan). Included in Frank B. Holding's beneficial ownership are 46,980 shares also included in the beneficial ownership shown for his brother, Lewis R. Holding, of which 36,042 shares also are included in the beneficial ownership shown for George H. Broadrick.

 (5) Lewis R. Holding exercises sole voting and investment power as to 92,284 shares held individually. He disclaims beneficial ownership as to 8,845 shares owned by his wife and 100 shares owned by an adult daughter, which shares are included above. He exercises shared voting and investment power as to shares held by the following corporations which, for beneficial ownership purposes, may be deemed to be controlled by him: Yadkin Valley Company (35,000 shares); Southern BancShares (N.C.), Inc. (10,938 shares); and First Citizens BancShares, Inc., Raleigh, N.C. (36,042 shares). Included in Lewis R. Holding's beneficial ownership are 46,980 shares also included in the beneficial ownership shown for his brother, Frank B. Holding, of which 36,042 shares also are included in the beneficial ownership shown for George
         H. Broadrick.

 (6) Frank B. Holding does not hold of record any shares of $50 par preferred stock and disclaims beneficial ownership as to 3,556 shares shown above and held by his wife and adult children.

 (7) Frank B. Holding does not hold of record any shares of $20 par preferred stock and disclaims beneficial ownership as to 2,268 shares included above and held by his wife and adult children.

 (8) Peter M. Bristow exercises sole voting and investment power as to 1,057 shares of no par preferred stock held individually. He disclaims beneficial ownership as to an additional 200 shares included above and held by his wife, who is the daughter of Frank B. Holding. All of such shares also are included, but disclaimed, in the beneficial ownership shown above for Frank B. Holding and further described in footnote (9) below.

 (9) Frank B. Holding does not hold of record any shares of no par preferred stock and disclaims beneficial ownership as to 6,107 shares of such stock shown above and held by his adult children, their spouses (including but not limited to Peter M. Bristow) and a trust of which an adult daughter is trustee.

                      OWNERSHIP OF SECURITIES BY MANAGEMENT

         As of March __, 1998, the beneficial ownership of Bancorp's outstanding voting and non-voting securities by its directors, certain executive officers named below in the Summary Compensation Table, and by all directors and executive officers of Bancorp and the Bank as a group, was as follows:


                                                                    Amount and                            Percentage
                                                                     Nature of                                    of
Title                                                               Beneficial         Percentage           Eligible
of Class         Name of Beneficial Owner                         Ownership(1)         of Class              Vote
---------        ------------------------                         ------------         ----------            ----
Common           Jim B. Apple                                              216               .02%               .02%

                 Richard W. Blackmon                                       110               .01%               .01%

                 George H. Broadrick                                 87,705(2)              9.82%              9.13%

                 T. E. Brogdon                                             100               .01%               .01%

                 Charles D. Cook                                            24               .01%               .01%

                 Laurens W. Floyd                                       452(3)               .05%               .05%

                 William E. Hancock, III                              3,768(4)               .42%               .39%

                 Robert B. Haynes                                    38,138(5)              4.27%              3.97%

                 Wycliffe E. Haynes                                  38,243(6)              4.28%              3.98%

                 Lewis M. Henderson                                          5               .00%               .00%

                 Carmen P. Holding                                   25,622(7)              2.87%              2.67%

                 Frank B. Holding                                   343,141(8)             38.43%             35.73%

                 Charles S. McLaurin, III                                  114               .01%               .01%

                 E. Hite Miller, Sr.                                  8,306(9)               .93%               .86%

                 N. Welch Morrisette, Jr.                                  118               .01%               .01%

                 E. Perry Palmer                                           800               .09%               .08%

                 William E. Sellars                                 38,198(10)              4.28%              3.98%

                 Henry F. Sherrill                                       2,696               .30%               .28%

                 Jack A. Stanley                                           200               .02%               .02%

Non-Voting       Frank B. Holding                                   18,806(12)             51.65%                 --
Common(11)

$50 Par          Frank B. Holding                                    3,556(13)              6.79%               .37%
Preferred

                 Dan H. Jordan                                             367               .70%               .04%

$20 Par          Jay C. Case                                               535              7.87%               .06%
Preferred

                 Frank B. Holding                                    2,268(14)             33.38%               .24%


No Par           Frank B. Holding                                    6,107(15)             72.04%               .64%
Preferred

                                                                    Amount and                              Percentage
                                                                     Nature of                              of
Title                                                               Beneficial         Percentage           Eligible
of Class         Name of Beneficial Owner                         Ownership(1)         of Class             Vote
---------        ------------------------                         ------------         ----------           ----
Non-Voting       Frank B. Holding                                      378(16)             72.00%                 --
Preferred (11)

Common           All directors and executive officers                  442,657             49.58%             46.09%
                 as a group (27 persons)

Non-Voting       All directors and executive officers                   18,806             51.65%                 --
Common (11)      as a group (27 persons)

$50 Par          All directors and executive officers                    5,027              9.61%               .52%
Preferred        as a group (27 persons)

$20 Par          All directors and executive officers                    2,922             43.01%               .30%
Preferred        as a group (27 persons)

No Par           All directors and executive officers                    6,187             72.99%               .64%
Preferred        as a group (27 persons)

Non-Voting       All directors and executive officers                      378             72.00%                 --
Preferred (11)   as a group (27 persons)


(1) Except as otherwise stated in the footnotes following this table, shares shown as beneficially owned are, to the best of Bancorp's management's knowledge, held directly by the persons named and such persons exercise sole voting and investment power with respect to those shares.

(2)      For a description of the beneficial ownership of common stock by George
         H. Broadrick, see footnote (3) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

(3) Laurens W. Floyd exercises sole voting and investment power as to 100 shares held individually and as to 300 shares held by him as Trustee of a revocable living trust for his benefit. He disclaims beneficial ownership as to 52 shares included above and held by his wife.

(4) William E. Hancock, III exercises sole voting and investment power as to 194 shares held individually, and as to 738 shares held by him as Trustee for the benefit of his children. He exercises shared voting and investment power as to shares held by Hancock Buick, Inc. (110 shares) and Hancock Investments (2,726 shares), which entities may be deemed to be controlled by Mr. Hancock for beneficial ownership purposes.

(5) Robert B. Haynes exercises sole voting and investment power as to 140 shares held individually. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is Chairman of the Board, Vice President and Secretary, which shares also are included in the beneficial ownership shown for Wycliffe
         E. Haynes and William E. Sellars.

(6) Wycliffe E. Haynes exercises sole voting and investment power as to 136 shares held individually. He disclaims beneficial ownership as to 109 shares included above and held by his spouse. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is Vice President, which shares also are included in the beneficial ownership shown for Robert B. Haynes and William E. Sellars.

(7) Carmen P. Holding exercises sole voting and investment power as to 100 shares held individually. She disclaims voting and investment power as to 25,522 shares included above, which are held in an irrevocable trust for her benefit by George H. Broadrick, sole trustee. Such 25,522 shares also are included in the beneficial ownership shown for Mr. Broadrick.

(8)      For a description of the beneficial ownership of common stock by Frank
         B. Holding, see footnote (4) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

     (9) E. Hite Miller, Sr. exercises sole voting and investment power as to 230 shares held individually. He exercises shared voting and investment power as to 8,076 shares held in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina for the Bank's pension plan, which corporation may be deemed to be controlled, for beneficial ownership purposes, by Mr. Miller; such 8,076 shares also are included in the beneficial ownership shown for Frank B. Holding.

     (10) William E. Sellars exercises sole voting and investment power as to 200 shares held individually. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is President, which shares also are included in the beneficial ownership shown for Robert B. and Wycliffe E. Haynes.

     (11) Bancorp has outstanding 36,409 shares of $5 par non-voting common stock ("non-voting common stock") and 525 shares of $200 par Series E preferred stock ("non-voting preferred stock"). Holders of shares of non-voting preferred stock have no right to vote except as required by law, unless dividends are in arrears on such series, and then the holders may cast one vote per share in the election of directors. The holders of non-voting common and preferred stock have no right to vote as a class, except when class voting is required by law, and are not entitled to vote on any Proposals to be considered at this Annual Meeting.

     (12) The shares of non-voting common stock shown as beneficially owned by Frank B. Holding are owned by The Robert P. Holding Foundation, Inc., a charitable foundation of which Mr. Holding is a director (18,806 shares). If such shares were entitled to vote as described in the preceding footnote, Mr. Holding would exercise shared voting power as to such shares.

     (13) For a description of the beneficial ownership of $50 par preferred stock by Frank B. Holding, see footnote (6) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

     (14) For a description of the beneficial ownership of $20 par preferred stock by Frank B. Holding, see footnote (7) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

     (15) For a description of the beneficial ownership of no par preferred stock by Frank B. Holding, see footnote (8) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

     (16) Frank B. Holding does not hold of record any shares of non-voting preferred stock and disclaims beneficial ownership as to 378 shares shown above and held by his adult daughters and their spouses.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Bancorp's directors and executive officers are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding the amount of and changes in their beneficial ownership of Bancorp's common and preferred stock. Based on its review of copies of those reports, Bancorp's proxy materials are required to disclose failures to report shares beneficially owned, or changes in such beneficial ownership, or to timely file required reports during the previous fiscal year. It has come to Bancorp=s attention that Director Laurens W. Floyd inadvertently did not file timely a report concerning a sale of less than 200 shares of common stock during November 1997. The required report has now been filed.

                   PROPOSAL 1: FIXING THE NUMBER OF DIRECTORS

     The Bylaws of Bancorp provide that the Board shall consist of not less than seven nor more than 34 directors. Currently, there are 18 directors and management proposes that the number of directors to be elected at the Annual Meeting be set at 18. Pursuant to the Bylaws and in accordance with South Carolina law, at any time during the interim between Annual Meetings the Board of Directors may increase the number of directorships within the range set forth above and may elect additional directors to fill vacancies created by any such increase.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THEIR SHARES IN FAVOR OF FIXING THE NUMBER OF DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING AT 18.

                        PROPOSAL 2: ELECTION OF DIRECTORS

     The persons named below have been nominated by the Board of Directors for election at the Annual Meeting as directors of Bancorp. Each of the 18 nominees currently serves as a director of Bancorp and has been nominated to be reelected for a term of one year or until his resignation, retirement, death, removal or disqualification, or until his respective successor has been duly elected and qualified:




                                           Positions With                  Year         Principal Occupation and
Name, Address                              Bancorp                         First        Business Experience For
and Age                                    and Bank                        Elected(1)   Past Five or More Years
------------------------------------------ ------------------------------- ------------ --------------------------------------------
Jim B. Apple                               Director, President and Chief     1993       President and Chief Operating Officer of
Columbia, SC                               Operating Officer; Member of                 Bancorp and Bank (previously Executive Vice
 45                                        Executive Committee                          President)


Richard W. Blackmon                        Director; Member of Executive     1970       Owner, Richard Blackmon Construction Co.
Lancaster, SC                              Committee                                    (construction and land development)
 83


George H. Broadrick                        Director; Chairman of Audit       1972       Director and retired President, First
Charlotte, NC                              and Compensation Committees                  Citizens BancShares, Inc. and
 75                                                                                     First-Citizens Bank & Trust Company,
                                                                                        Raleigh, NC

T. E. Brogdon (2)                          Director;                         1970       Consultant to Bank; retired banker
Lancaster, SC                              Consultant
 65


Laurens W. Floyd                           Director; Member                  1988       President and Chief Executive Officer,
Dillon, SC                                 of Audit Committee                           Dillon Provision Co., Inc.
 69                                                                                     (wholesale meat distributors)


William E. Hancock, III                    Director                          1976       President, Hancock Buick/BMW Company
Columbia, SC                                                                            (automobile dealer)
 52


Robert B. Haynes (3)                       Director                          1972       Chairman of the Board, Vice President and
Columbia, SC                                                                            Secretary, C. W. Haynes and Company, Inc.
 52                                                                                     (mortgage banking and real estate)


Wycliffe E. Haynes (3)                     Director                          1972       Vice President and Treasurer, C. W. Haynes
Columbia, SC                                                                            and Company, Inc.
 54                                                                                     (mortgage banking and real estate)


Lewis M. Henderson (4)                     Director; Member of Audit         1996       Tax Partner, Tourville, Simpson & Henderson
Columbia, SC                               Committee                                    (certified public accountants)
 44


Carmen P. Holding (5)                      Director                          1992       Director, First Citizens BancShares, Inc.
Atlanta, GA                                                                             and First-Citizens Bank & Trust Company,
 29                                                                                     Raleigh, NC; former Office Manager,
                                                                                        Interweb, Inc. (web designer and provider);
                                                                                        previously showroom salesperson,
                                                                                        Scalamandre, Inc. (decorative fabrics
                                                                                        manufacturer and wholesaler)


Frank B. Holding (5)                       Vice Chairman of                  1970       Executive Vice Chairman of the Board, First
Smithfield, NC                             the Board; Chairman of                       Citizens BancShares, Inc. and
 69                                        Executive Committee                          First-Citizens Bank & Trust Company,
                                                                                        Raleigh, NC; Vice Chairman, Bancorp and
                                                                                        Bank; Director, Southern BancShares
                                                                                        (N.C.), Inc., Mount Olive, NC

                                           Positions With                  Year         Principal Occupation and
Name, Address                              Bancorp                         First        Business Experience For
and Age                                    and Bank                        Elected(1)   Past Five or More Years
------------------------------------------ ------------------------------- ------------ --------------------------------------------
Dan H. Jordan                              Director                          1970       Retired farmer and businessman
Nichols, SC
 74


E. Hite Miller, Sr.                        Chairman of the Board and         1980       Chairman of the Board and Chief Executive
Spartanburg, SC                            Chief Executive Officer;                     Officer of Bancorp and Bank
 72                                        Member of Executive Committee


N. Welch Morrisette, Jr.                   Director                          1970       Retired attorney
Columbia, SC
 76


E. Perry Palmer                            Director                          1993       President and Owner, E. P. Palmer
Columbia, SC                                                                            Corporation (funeral service)
 62


William E. Sellars                         Director; Member of Executive     1970       President, C. W. Haynes and Company, Inc.
Columbia, SC                               and Compensation Committees                  (mortgage banking and real estate)
 73


Henry F. Sherrill (6)                      Director; Member of Executive     1970       Attorney; Partner, Sherrill and
Columbia, SC                               and Compensation Committees;                 Roof, LLP (attorneys)
 75                                        General Counsel


Jack A. Stanley                            Director; Member                  1970       Retired banker; Secretary/Treasurer,
Lake View, SC                              of Audit Committee                           Carpostan Industries, Inc.
 68                                                                                     (textile manufacturer)

         (1) The term "Year First Elected" refers to the year in which each director was originally elected to the Board of Directors of Bancorp and/or the Bank. Bancorp was formed in 1982 to be the holding company of the Bank (which was chartered in 1970). Service prior to 1970 of several directors on the Boards of various merging banks or predecessors of the Bank is not shown above.

         (2) T. E. Brogdon has been nominated for election as a director pursuant to a retirement and consulting agreement effective upon his retirement as an officer of the Bank, in which he agreed to continue serving as a director.

         (3)      Robert B. Haynes and Wycliffe E. Haynes are brothers.

         (4) Lewis M. Henderson's accounting firm, Tourville, Simpson & Henderson, performed general, non-audit related accounting services for the Bank's Trust Department during 1997.

         (5)      Carmen P. Holding is the niece of Frank B. Holding.

         (6) Henry F. Sherrill served as general counsel to Bancorp and the Bank prior to and during 1997, which relationship is expected to continue through 1998. During 1997, Bancorp and the Bank paid $163,966 in legal fees and expenses to Mr. Sherrill's law firm, Sherrill and Roof, L.L.P. Prior to February 1995, Mr. Sherrill was an attorney and partner with the law firm of Sherrill & Rogers, P.C.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THEIR SHARES IN FAVOR OF THE 18 NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

                                 Directors' Fees

         Each director who is not an executive officer of Bancorp or the Bank receives $100 for attendance at each meeting of Bancorp's Board and $250 for attendance at each meeting of the Bank's Board, and $100 for attendance at each meeting of a committee held on a day other than the date of a Board meeting.

               Meetings and Committees of the Boards of Directors

         Bancorp's and the Bank's Boards of Directors held four meetings in 1997. All directors attended at least 75% of the aggregate number of meetings of the Boards of Directors and the committees on which they served, with the exception of Carmen P. Holding, who attended 50% of such meetings due to other business commitments and travel.

         Each of Bancorp's directors also serves as a director of the Bank. Bancorp's and the Bank's Boards of Directors each has an Audit Committee which is made up of the same members, and the Bank's Board of Directors has several standing committees, including a Compensation Committee. Neither of the Boards of Directors has a standing nominating committee or any other committee performing an equivalent function.

         The Audit Committee consists of George H. Broadrick - Chairman, Laurens
W. Floyd, Lewis M. Henderson, and Jack A. Stanley. The Bank's Audit Director reports directly to the Audit Committee which oversees the continuous audit program conducted by the Bank's internal audit staff. Subject to approval of the Board of Directors, the Audit Committee engages a qualified firm of independent certified public accountants to conduct an annual audit of Bancorp's consolidated financial statements. It receives written reports, supplemented by such oral reports as it deems necessary, from such firm and reviews non-audit services proposed by management to be provided by the accounting firm. The Audit Committee held four meetings during 1997.

         The membership of the Compensation Committee of the Bank is set forth below. As further described below, the Compensation Committee makes recommendations to the Board of Directors regarding the salaries of Bancorp's and the Bank's executive officers and with respect to such other compensation matters as it deems appropriate. During 1997, the Compensation Committee held one meeting.

           Compensation Committee Interlocks and Insider Participation

         The Compensation Committee currently consists of George H. Broadrick - Chairman, William E. Sellars and Henry F. Sherrill. Mr. Broadrick also serves as a Director and Chairman of the Executive Committee of First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB/NC"), and its holding company, First Citizens BancShares, Inc. ("BancShares"). He was President of both BancShares and FCB/NC prior to his retirement in 1987. Mr. Broadrick also has served as a consultant to FCB/NC since his retirement, which relationship is expected to continue through 1998. Mr. Sellars is an officer of C. W. Haynes and Company, Inc. ("C. W. Haynes"), which was reimbursed the amount of $4,000 per month by the Bank during 1997 for Mr. Sellars' management services to the Bank. It is expected that this reimbursement arrangement will continue in 1998 under substantially the same terms as applied during 1997, except that the reimbursement amount paid by the Bank has been increased to $4,500 per month. Mr. Sherrill, a partner in the law firm of Sherrill and Roof, L.L.P., also serves as General Counsel of Bancorp and the Bank. For further information on the nature of the relationship of Sherrill and Roof, L.L.P. with Bancorp and Bank, please see footnote (6) to the table listing directors of Bancorp under the caption "PROPOSAL 2: ELECTION OF DIRECTORS."

             Compensation Committee Report on Executive Compensation

         The Bank attempts to provide compensation at levels that will enable it to attract and retain qualified and motivated individuals as officers and employees. However, at the present time, annual salary is the only form of compensation paid to or for the benefit of executive officers (other than benefits under the Bank's 401(k) salary deferral plan and other customary employee benefit and welfare plans, including a defined benefit pension plan). The Compensation Committee (the "Committee") administers the Bank's compensation program and has responsibility for matters involving the compensation of executive officers.

         For 1997, the Committee established a recommended salary for each executive officer (including the chief executive officer) based on an evaluation of that officer's individual level of responsibility and performance. The Committee's recommendations were reported to and subject to the approval of the Board of Directors which made all final decisions regarding the salaries of executive officers. The performance of individual executive officers and the Bank's financial performance generally were considered by the Committee and the Board of Directors in connection with the setting of salaries for 1997. However, the setting of salaries largely is subjective and there are no specific formulae, objective criteria or other such mechanism by which adjustments to each executive officer's salary are tied empirically to his individual performance or to the Bank's financial performance.

         Mr. Miller is employed by the Bank pursuant to an employment agreement which provides that his salary will be increased annually by a percentage not less than the average percentage of increases granted to other officers of the Bank. For 1997, Mr. Miller's salary was increased to $218,750.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of annual compensation in excess of $1,000,000 paid to certain executive officers of public corporations. As none of Bancorp's executive officers receive annual compensation approaching that amount, Bancorp's Board of Directors has not adopted a policy with respect to Section 162(m).

                         Compensation Committee:   George H. Broadrick, Chairman
                                                   William E. Sellars
                                                   Henry F. Sherrill

                               Executive Officers

         The following persons have been designated as "executive officers" of Bancorp or the Bank by the appropriate Board of Directors. Except as noted, each executive officer has served for the past five years in the capacities indicated below:


 Name                                           Age            Position
 ---------------------------------------------- -------------- ---------------------------------------------------

 E. Hite Miller, Sr.                            72             Chairman of the Board & Chief Executive Officer
                                                               of Bancorp and Bank since January 1993 (formerly
                                                               also President from January 1993 to April 1994)


 Frank B. Holding                               69             Vice Chairman of Bancorp and Bank


 Jim B. Apple                                   45             President and Chief Operating Officer of Bancorp
                                                               and Bank since April 1994 (formerly Executive
                                                               Vice President)


 Jay C. Case                                    56             Treasurer and Chief Financial Officer of Bancorp
                                                               and Bank; Executive Vice President of Bank since
                                                               October 1995 (formerly Senior Vice President);
                                                               Controller of Bank; President, Wateree Life
                                                               Insurance Company and Wateree Agency, Inc.


 E. W. Wells                                    55             Secretary of Bancorp and Bank;
                                                               Senior Vice President of Bank


 Charles S. McLaurin, III                       59             Executive Vice President/Retail Banking Executive
                                                               of Bank since July 1995 (formerly Senior Vice
                                                               President and Regional Supervisor)


 William K. Brumbach, Jr.                       55             Senior Vice President and
                                                               Trust Director of Bank


 Charles D. Cook                                54             Senior Vice President and Commercial
                                                               Lending Director of Bank


 Edgar L. Prosser                               44             Senior Vice President and Consumer Lending
                                                               Director of Bank since April 1995 (formerly Vice
                                                               President and Consumer Loan Manager)


 Janis B. Summers                               47             Senior Vice President and Mortgage Lending
                                                               Director of Bank since April 1994 (formerly
                                                               President, First Citizens Mortgage Corporation of
                                                               SC)

 Mike E. Toole                                  44             Audit Director of Bank since October 1993
                                                               (formerly Internal Auditor)

                             Executive Compensation

         The following table shows, for 1997, 1996 and 1995, the cash and certain other compensation paid to or received or deferred by each of the four most highly compensated executive officers of Bancorp and the Bank in all capacities in which they served.




                                            SUMMARY COMPENSATION TABLE
           ----------------------------------------------------------------------------------------------------------------

                                                                                     Long-Term Compensation
                                              Annual Compensation           ---------------------------------
                                           --------------------------------                          Payouts
                                                                                    Awards
           ------------------------ ------ -------------------------------- ---------------------- ----------
                                                                  Other         Re-                            All
                                                                 Annual      stricted                          Other
                  Name and                                      Compen-        Stock     Options/    LTIP      Compen-
                  Principal                  Salary      Bonus  sation        Awards       SARs     Payouts    sation
                  Position          Year      ($)(1)      ($)        ($)        ($)                   ($)        ($)(2)
                                                                                         (#)
           ------------------------ ------ ----------- -------- ----------- ------------ --------- ---------- -------------
           E. Hite Miller, Sr.      1997    218,750       -0-       -0-         -0-         -0-       -0-      79,758 (4)
             Chairman and
             Chief Executive
           Officer (3)              1996    192,625       -0-       -0-         -0-         -0-       -0-      79,346 (4)

                                    1995    167,917       -0-       -0-         -0-         -0-       -0-       6,750


           Jim B. Apple             1997    193,750       -0-       -0-         -0-         -0-       -0-       7,154
             President and
             Chief Operating        1996    168,375       -0-       -0-         -0-         -0-       -0-       6,750
             Officer
                                    1995    146,250       -0-       -0-         -0-         -0-       -0-       6,697


           Jay C. Case              1997    156,600       -0-       -0-         -0-         -0-       -0-       7,101
             Executive Vice
             President and          1996    146,313       -0-       -0-         -0-         -0-       -0-       6,642
             Chief Financial
             Officer                1995    137,500       -0-       -0-         -0-         -0-       -0-       6,244


           Charles S.               1997    143,606       -0-       -0-         -0-         -0-       -0-       6,561
           McLaurin, III
             Executive Vice         1996    127,875       -0-       -0-         -0-         -0-       -0-       5,848
             President
                                    1995    118,380       -0-       -0-         -0-         -0-       -0-       5,427


           Charles D. Cook          1997    101,957       -0-       -0-         -0-         -0-       -0-       4,626
             Senior Vice President
             and Director of        1996      97,304      -0-       -0-         -0-         -0-       -0-       4,413
             Commercial Lending
                                    1995      93,793      -0-       -0-         -0-         -0-       -0-       4,255

----------------
(1) Includes amounts deferred at the election of each named executive officer pursuant to the Bank's Section 401(k) salary deferral plan.

(2) Consists entirely of the Bank's contributions on behalf of each named executive officer to the Bank's Section 401(k) salary deferral plan, except for the amounts shown for 1997 and 1996 for Mr. Miller, as explained in footnote (4) below.

(3) Mr. Miller is employed by the Bank pursuant to an employment agreement, which provides that his salary will be increased annually by a percentage not less than the average percentage of increases granted to other officers of the Bank.

(4) The "All Other Compensation" amounts shown for Mr. Miller for 1997 and 1996 are comprised of $72,596 in benefits he received from the Bank's pension plan for each such year, and $7,163 and $6,750 as the Bank's contribution on behalf of Mr. Miller to the Bank's Section 401(k) salary deferral plan for 1997 and 1996, respectively. Although Mr. Miller remains actively employed as the Bank's chief executive officer, mandatory pension plan distributions pursuant to federal law began after he reached age 702 during November 1995.

                                  Pension Plan

         The following table shows the estimated benefits payable to a covered participant at normal retirement age under the Bank's qualified defined benefit pension plan (the "Pension Plan") based on various specified numbers of years of service and various levels of covered compensation.


                                             Years of Service
           Final
           Average
           Compensation         15 Years     20 Years     25 Years     30 Years      35 Years     40 Years       45 Years
           ------------         --------     --------     --------     --------      --------     --------       --------
             $  50,000          $ 10,840     $ 14,453     $ 18,067     $ 21,680      $ 25,293     $ 28,293       $ 28,293

                75,000            17,778       23,703       29,629       35,555        41,481       45,981         45,981

               100,000            24,715       32,953       41,192       49,430        57,668       63,668         63,668

               125,000            31,653       42,203       52,754       63,305        73,856       81,356         81,356

               150,000            38,590       51,453       64,317       77,180        90,043       99,043         99,043

               175,000            45,528       60,703       75,879       91,055       106,231      116,731        116,731

               200,000            52,465       69,953       87,442      104,930       122,418      125,000        125,000

               225,000            59,403       79,203       99,004      118,805       125,000      125,000        125,000

               250,000            66,340       88,453      110,567      125,000       125,000      125,000        125,000

         Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. A participant's compensation covered by the Bank's pension plan is his or her base salary (including amounts deferred pursuant to the Bank's Section 401(k) salary deferral plan), and the participant's benefits are based on "final average compensation" which is the participant's highest average annual covered compensation for any five consecutive years during the last ten complete calendar years as a plan participant.

         The estimated years of service and "final average compensation", respectively, as of January 1, 1998, for each of the named executive officers are as follows: Mr. Miller - 50 years and $137,536; Mr. Apple - 5 years and $150,313; Mr. Case - 23.5 years and $138,194; Mr. McLaurin - 33 years and $122,414; and Mr. Cook - 22 years and $94,213. The estimated benefits in the table above reflect the $125,000 limit on benefits permitted by tax laws for a participant retiring in 1998. Currently, the limit on compensation that can be included in calculating benefits is $160,000; however, compensation in excess of $160,000 is reflected in the estimated annual benefits shown in the table above.

PERFORMANCE GRAPH

         The following line graph compares the cumulative total shareholder return on Bancorp's common stock ("CTSR") during the previous five fiscal years, with the CTSR over the same measurement period in the Nasdaq-U.S. index and the Nasdaq Banks index. Each line graph assumes $100 invested on January 1, 1992, and that dividends are reinvested in additional shares. However, since Bancorp has not paid dividends on its common stock during the previous five years, there is no dividend reinvestment to take into consideration as part of Bancorp's cumulative total shareholder return.

        COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN AMONG
             FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.,
                       NASDAQ BANKS AND NASDAQ-US INDICES

[Performance graph appears here with the following plot points]



              YEAR        BANCORP         NASDAQ BANKS          NASDAQ-US
              ----        -------         ------------          ---------


              1992         $100               $100                 $100

              1993          131                114                  115

              1994          153                114                  112

              1995          185                169                  159

              1996          290                236                  209

              1997          540                377                  240

                          TRANSACTIONS WITH MANAGEMENT

         Certain directors and executive officers of Bancorp and the Bank and their associates were customers of and had transactions with the Bank in the ordinary course of the Bank's business during 1997. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others and, in the opinion of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.

         Certain specific relationships or transactions are described above under the caption "Compensation Committee Interlocks and Insider Participation" and in footnotes (4) and (6) to the table listing directors under the caption "PROPOSAL 2: ELECTION OF DIRECTORS."

         During 1997, the Bank reimbursed First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB/NC"), $7,921 per month for the management services of Frank B. Holding (who does not receive any compensation directly from Bancorp or the Bank). Mr. Holding is Vice Chairman of the Board of Bancorp and the Bank and also serves as Executive Vice Chairman of the Board of FCB/NC and its holding company, First Citizens BancShares, Inc ("BancShares"). It is expected that such reimbursement arrangement will continue in 1998 under substantially the same terms as applied during 1997; however, effective April 1, 1998, the amount of the Bank's reimbursement to FCB/NC will be increased to $8,159 per month.

                             INDEPENDENT ACCOUNTANTS

         The certified public accounting firm of Price Waterhouse has been selected by the Audit Committee to serve as Bancorp's independent public accountants for 1998.

         One or more representatives of Price Waterhouse are expected to be present at the Annual Meeting of Shareholders and available to respond to appropriate questions, and will have the opportunity to make a statement if they so desire.

                        AVAILABILITY OF OTHER INFORMATION

         Bancorp annually files with the Securities and Exchange Commission an Annual Report on Form 10-K. UPON WRITTEN REQUEST, BANCORP WILL PROVIDE A COPY OF ITS MOST RECENTLY FILED FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES, WITHOUT CHARGE TO ANY SHAREHOLDER ELIGIBLE TO VOTE AT THE ANNUAL MEETING. SUCH REQUESTS SHOULD BE DIRECTED TO E. W. WELLS, SECRETARY, FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC., POST OFFICE BOX 29, COLUMBIA, SOUTH CAROLINA 29202.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the 1999 Annual Meeting must be received at Bancorp's principal executive office in Columbia, South Carolina, by November __, 1998, in order to be included in the proxy materials for such Annual Meeting. It is anticipated that the 1999 Annual Meeting will be held during April 1999.

                                  OTHER MATTERS

         Management knows of no other matters to be presented at the Annual Meeting. Should other matters properly come before the meeting, or any adjournments thereof, proxyholders named in the enclosed proxy will be authorized to vote the shares represented by them in accordance with their best judgment pursuant to the discretionary authority included in the proxy.

         YOU ARE URGED TO SIGN AND RETURN YOUR PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.


                                    By Order of the Board of Directors




                                    E. W. WELLS, Secretary




March 20, 1998

********************************************************************************
                                    APPENDIX

              FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
                                1230 Main Street
                               Post Office Box 29
                         Columbia, South Carolina 29202


                      PROXY SOLICITED BY BOARD OF DIRECTORS


         The undersigned hereby appoints E. Hite Miller, Sr., Jim B. Apple and
E. W. Wells, or any of them, attorneys and proxies, with power of substitution, to vote all outstanding stock of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") held of record by the undersigned on March 13, 1998, at the Annual Meeting of Shareholders of Bancorp to be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina, at 1314 Park Street, Columbia, South Carolina at 2:30 p.m. on April 22, 1998, or at any adjournments thereof.


         The undersigned hereby directs that shares represented by this proxy be voted as follows:
1.       FIXING THE NUMBER OF DIRECTORS:  Proposal to set the number of directors to be elected at 18.
         [  ]  FOR                       [  ]   AGAINST           [  ]  ABSTAIN

2.       ELECTION OF DIRECTORS:
         [  ]  FOR all nominees listed below      [  ]    WITHHOLD AUTHORITY to vote for
               (except as indicated otherwise)            all nominees listed below.


         Nominees:  J. B. Apple; R. W. Blackmon;  G. H. Broadrick;  T. E. Brogdon; L. W. Floyd; W. E. Hancock, III;
         R. B. Haynes;   W. E.   Haynes;   L. M. Henderson;   C. P.   Holding;   F. B.   Holding;   D. H.   Jordan;
         E. H. Miller, Sr.; N. W. Morrisette, Jr.; E. P. Palmer; W. E. Sellars; H. F. Sherrill; and J. A. Stanley

         (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided.)
         ----------------------------------------------------------------------------------------------------------

3. OTHER BUSINESS: The persons named herein as attorneys and proxies are authorized to vote the shares represented by this proxy according to their best judgment on such other matters as may properly come before the meeting.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THE PROXYHOLDERS WILL VOTE THIS PROXY "FOR" PROPOSAL 1 AND "FOR" THE ELECTION OF ALL THE NOMINEES LISTED IN PROPOSAL 2 ABOVE BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 2 HAVE BECOME UNAVAILABLE FOR ANY REASON, THE PROXYHOLDERS HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. IF CUMULATIVE VOTING IS FOLLOWED IN THE ELECTION OF DIRECTORS, THE PROXYHOLDERS MAY, IN THEIR DISCRETION, VOTE THE SHARES TO WHICH SUCH PROXY RELATES ON A BASIS OTHER THAN EQUALLY FOR EACH OF THE NOMINEES NAMED ABOVE AND FOR LESS THAN ALL SUCH NOMINEES, BUT IN SUCH EVENT, THE PROXYHOLDERS WILL CAST SUCH VOTES IN A MANNER WHICH WOULD TEND TO ELECT THE GREATEST NUMBER OF SUCH NOMINEES (OR ANY SUBSTITUTES THEREFOR) AS THE NUMBER OF VOTES CAST BY THEM WOULD PERMIT.

         Please date and sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

  Dated ___________________, 1998   ______________________________________(SEAL)
                                            (Signature)


                                    ______________________________________(SEAL)
                                            (Signature if held jointly)


                                        NUMBER OF SHARES:

                                            Common
                                        ---
                                            Series A $50 Par Preferred
                                        ---
                                            Series B $50 Par Preferred
                                        ---
                                            Series C $20 Par Preferred
                                        ---
                                            Series F $50 Par Preferred
                                        ---
                                            Series G No-Par Preferred
                                        ---


--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------